(NUVEEN INVESTMENTS GRAPHIC)


FOR IMMEDIATE RELEASE                                      CONTACT: CHRIS ALLEN
ATTN:  BUSINESS/FINANCIAL EDITORS                                (312) 917-8331
                                                   CHRISTOPHER.ALLEN@NUVEEN.COM

                                                               KATHLEEN CARDOZA
                                                                 (312) 917-7813
                                                    KATHLEEN.CARDOZA@NUVEEN.COM


               NUVEEN INVESTMENTS REPORTS 4TH QUARTER EPS OF $0.53
            ENDING YEAR WITH ASSETS UNDER MANAGEMENT OF $136 BILLION


CHICAGO, IL, JANUARY 18, 2006 -- Nuveen Investments, Inc. (NYSE: JNC), a leading provider of diversified investment services, today reported net income of $43.5 million for the fourth quarter of 2005. Earnings per share (diluted) were $0.53, an increase of 18% from the same period last year reflecting earnings growth and a $600 million share repurchase in April 2005. Earnings before interest and taxes, which for comparative purposes excludes the effects of new borrowings incurred to repurchase the shares, were $79.3 million, up 15% from the prior year.

For the year 2005, the Company reported record net income of $171.2 million and earnings per share (diluted) of $1.99, up 9% and 22%, respectively, over the prior year. Earnings before interest and taxes were $297.8 million, up 14% year over year.

Fourth quarter gross sales were $7.4 billion, with positive net flows of $3.8 billion. Gross sales for the full year were a record $27.4 billion, with positive net flows of $13.6 billion. Net flows were positive across all product lines for the quarter and the year. Gross sales of high-net-worth managed accounts were $15.6 billion for the year, while gross sales of institutional separate accounts were $6.3 billion. 2005 gross sales of mutual funds were $3.2 billion and sales of closed-end exchange-traded funds were $2.3 billion.

Total assets under management increased to $136 billion at December 31, 2005, from $115 billion a year ago. The 18% increase in assets under management over the last year was driven by $14 billion of positive net flows as well as $4 billion of equity appreciation and $3 billion of assets from the acquisition of Santa Barbara Asset Management in October 2005. Strong asset growth resulted in advisory fee revenue increasing 20% in the fourth quarter and 18% for the year.

Commenting on the Company's results, Tim Schwertfeger, Chairman & CEO of Nuveen Investments, said, "We are very pleased to report record sales, revenues and earnings in 2005, along with strong growth in assets under management. This is our eleventh consecutive year


                                     -more-

NUVEEN INVESTMENTS REPORTS 4TH QUARTER EPS OF $0.53 -- PAGE 2


of reporting record earnings reflecting the stability and quality of our assets, our expanding investment capabilities and the strength of our relationships with advisors and their affluent and high-net-worth investors, and increasingly, with institutional investors.

"Our efforts to broaden and extend our investment capabilities were key contributors to record gross sales for the year," added Schwertfeger. "We built upon NWQ's investment management expertise to develop international and global strategies that raised approximately $10 billion in assets over the last twelve months. We introduced Symphony into retail managed accounts in 2005, with a small-cap core offering; they also launched their first CLO raising $400 million. We rounded out our growth offerings with the acquisition of Santa Barbara Asset Management and we continued to raise assets through new sub-advisory mandates. Additionally, mutual fund sales of $3.2 billion were almost double 2004 sales, as we began to focus on expanding our presence in the mutual fund marketplace.

"We are well-positioned for the future as we ended the year with 45% of our assets under management in equity-based portfolios, 44% in municipal portfolios and 11% in taxable income-oriented portfolios," concluded Schwertfeger. "Managing more equity assets than municipal assets - even as we continue to grow our municipal business - is a major milestone for our firm and reinforces our commitment to continue broadening and diversifying our business platform."

Nuveen Investments, Inc. will host a conference call to discuss its fourth quarter and full year results today, January 18th, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net-worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its highly specialized investment teams, each with its own brand name and area of expertise: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios. In total, the Company manages just over $136 billion in assets. Nuveen Investments is listed on The New York Stock Exchange and trades under the symbol "JNC."

Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements. Earnings before interest and taxes presented in this press release is a non-GAAP financial measure. See the attached Consolidated Statements of Income for a reconciliation of earnings before interest and taxes to net income, the most closely comparable GAAP measure.


                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME (1)
For the Years Ended December 31, 2004
and December 31, 2005
In thousands, except share data



                                                           2004
                                    1ST QTR    2ND QTR    3RD QTR    4TH QTR     TOTAL
REVENUES:

Investment advisory fees
 from assets under
  management (2)                   $112,355    115,345    120,989    127,125    475,814
Product distribution                  2,427      1,833      2,290      2,409      8,959
Performance fees/other revenue        4,912      3,235      8,338      4,379     20,864
 Total operating revenues           119,694    120,413    131,617    133,913    505,637

EXPENSES:

Compensation and benefits            36,651     39,233     45,380     44,057    165,321
Advertising and promotional
 costs                                3,019      3,121      3,460      2,557     12,158
Occupancy and equipment
 costs                                4,813      4,776      5,018      5,133     19,740
Amortization of intangible
 assets                               1,299      1,273      1,273      1,273      5,118
Travel and entertainment              1,863      2,089      1,730      2,299      7,981
Outside and professional
 services                             5,446      5,800      5,507      5,464     22,216
Minority interest expense               469        468        470        469      1,876
Other operating expenses              4,404      4,950      4,323      4,675     18,353
  Total operating expenses           57,965     61,709     67,161     65,927    252,762

OTHER INCOME/(EXPENSE)                2,845      2,380      1,454        869      7,547

INCOME BEFORE NET INTEREST
 AND TAXES                           64,574     61,084     65,910     68,854    260,422

NET INTEREST EXPENSE                 (2,646)    (2,338)    (2,079)      (853)    (7,916)

INCOME BEFORE TAXES                  61,928     58,746     63,831     68,001    252,506

INCOME TAXES:

 Federal                             20,183     19,197     20,835     22,781     82,996
 State                                3,868      3,571      3,935      1,730     13,103
  Total income taxes                 24,051     22,767     24,769     24,511     96,099

NET INCOME                         $ 37,877     35,979     39,062     43,490    156,408

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

 Basic                               92,867     92,609     92,435     92,776     92,671
 Diluted                             96,305     95,494     95,415     97,269     96,121

EARNINGS PER SHARE:

 Basic                             $   0.41       0.39       0.42       0.47       1.69
 Diluted                           $   0.39       0.38       0.41       0.45       1.63

GROSS SALES (in millions):

 Mutual funds                      $    391        282        407        545      1,625
 Managed accounts-retail              3,716      3,466      3,576      4,740     15,497
 Managed accounts
   -institutional                       963      1,728      1,128      2,120      5,939
 Exchange-traded funds                1,023        512        640        713      2,888
   Total funds and accounts        $  6,092      5,988      5,751      8,118     25,949

NET FLOWS (in millions):

 Mutual funds                      $     45       (207)       142        308        288
 Managed accounts-retail              2,212      1,749      1,603      2,803      8,367
 Managed accounts
   -institutional                       506      1,048        504      1,398      3,455
 Exchange-traded funds                1,034        518        643        717      2,911
   Total funds and accounts        $  3,797      3,108      2,891      5,226     15,022


MANAGED FUNDS AND ACCOUNTS
  (in millions):

ASSETS UNDER MANAGEMENT:
  Beginning of period              $ 95,356    100,923    101,857    106,891     95,356
   Acquisition of SBAM
    accounts                             --         --         --         --         --
   Sales - funds and accounts         6,092      5,988      5,751      8,118     25,949
   Dividend reinvestments                72         82         87        148        389
   Redemptions and
    withdrawals                      (2,367)    (2,962)    (2,947)    (3,041)   (11,316)
      Total net flows into
        funds and accounts            3,797      3,108      2,891      5,226     15,022
   Appreciation/
    (depreciation) of
     managed assets                   1,771     (2,175)     2,144      3,336      5,076
  End of period                    $100,923    101,857    106,891    115,453    115,453

 RECAP BY PRODUCT TYPE:
  Mutual funds                     $ 12,438     11,873     12,293     12,680
  Exchange-traded funds              48,620     47,262     49,226     50,216
  Managed accounts-retail            28,587     30,302     32,265     36,975
  Managed accounts
     - institutional                 11,278     12,419     13,107     15,581
    Total assets
      under management             $100,923    101,857    106,891    115,453


  RECAP BY STYLE:
    Equity-Based                   $ 31,282     34,763     37,271     45,327
    Municipals                       56,478     54,737     56,960     57,909
    Taxable Income-oriented          13,164     12,357     12,660     12,217
      Total assets
        under management           $100,923    101,857    106,891    115,453

                                                           2005
                                    1ST QTR    2ND QTR    3RD QTR    4TH QTR     TOTAL
REVENUES:

Investment advisory fees
 from assets under
  management (2)                   $131,209    135,363    141,136    151,955    559,663
Product distribution                  2,803      2,440      1,233      1,880      8,356
Performance fees/other revenue          856      1,088     15,882      3,284     21,110
 Total operating revenues           134,868    138,890    158,252    157,119    589,130

EXPENSES:

Compensation and benefits            43,038     44,034     55,881     52,242    195,194
Advertising and promotional
 costs                                2,669      3,070      3,596      3,160     12,495
Occupancy and equipment
 costs                                5,400      5,181      5,539      5,528     21,648
Amortization of intangible
 assets                               1,273      1,273      1,273      1,673      5,492
Travel and entertainment              1,686      2,095      1,871      2,706      8,357
Outside and professional
 services                             5,829      6,477      6,302      6,394     25,002
Minority interest expense             1,406      1,406      1,406      1,591      5,809
Other operating expenses              4,544      7,490      6,119      7,089     25,242
  Total operating expenses           65,845     71,025     81,987     80,382    299,239

OTHER INCOME/(EXPENSE)                1,858      2,826        688      2,515      7,887

INCOME BEFORE NET INTEREST
 AND TAXES                           70,881     70,692     76,953     79,252    297,778

NET INTEREST EXPENSE                   (989)    (4,418)    (5,583)    (7,949)   (18,939)

INCOME BEFORE TAXES                  69,892     66,274     71,371     71,302    278,839

INCOME TAXES:

 Federal                             22,941     21,753     23,214     23,123     91,032
 State                                3,758      3,563      4,672      4,659     16,652
  Total income taxes                 26,699     25,317     27,886     27,782    107,684

NET INCOME                         $ 43,193     40,957     43,484     43,520    171,156

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

 Basic                               93,757     78,238     76,294     77,369     81,356
 Diluted                             98,913     82,580     81,190     81,998     86,111

EARNINGS PER SHARE:

 Basic                             $   0.46       0.52       0.57       0.56       2.10
 Diluted                           $   0.44       0.50       0.54       0.53       1.99

GROSS SALES (in millions):

 Mutual funds                      $    702        697        923        868      3,191
 Managed accounts-retail              3,684      3,376      3,981      4,562     15,603
 Managed accounts
   -institutional                     1,882      1,823        957      1,635      6,297
 Exchange-traded funds                1,414        560         13        315      2,302
    Total funds and accounts       $  7,682      6,456      5,875      7,380     27,393

  NET FLOWS (in millions):

  Mutual funds                     $    350        352        594        538      1,835
  Managed accounts-retail             1,195      1,248      1,739      2,380      6,562
  Managed accounts
    -institutional                    1,328      1,270       (329)       561      2,830
  Exchange-traded funds               1,424        576         32        327      2,359
    Total funds and accounts       $  4,297      3,447      2,035      3,806     13,585

MANAGED FUNDS AND ACCOUNTS
  (in millions):

ASSETS UNDER MANAGEMENT:
  Beginning of period              $115,453    118,505    124,018    128,172    115,453
   Acquisition of SBAM accts              -          -          -      3,379      3,379
   Sales - funds and accounts         7,682      6,456      5,875      7,380     27,393
   Dividend reinvestments                61         92        105        187        445
   Redemptions and
    withdrawals                      (3,447)    (3,101)    (3,944)    (3,761)   (14,253)
      Total net flows into
        funds and accounts            4,297      3,447      2,035      3,806     13,585
   Appreciation/
    (depreciation) of
     managed assets                  (1,244)     2,066      2,119        758      3,699
  End of period                    $118,505    124,018    128,172    136,117    136,117

 Recap by product type:
  Mutual funds                     $ 12,887     13,505     14,050     14,495
  Exchange-traded funds              51,050     52,534     52,094     51,997
  Managed accounts-retail            37,715     39,695     43,222     47,675
  Managed accounts
     - institutional                 16,853     18,284     18,807     21,950
Total assets
    under management               $118,505    124,018    128,172    136,117

  RECAP BY STYLE:
    Equity-Based                   $ 46,109     49,395     53,808     61,399
    Municipals                       57,894     60,069     60,058     60,421
    Taxable Income-oriented          14,503     14,554     14,307     14,297
      Total assets
        under management           $118,505    124,018    128,172    136,117


(1) The Company began expensing the cost of stock options on April 1, 2004. All historical financial information has been restated.

(2) Advisory fee revenue will fluctuate based on the number of days in the quarter. In 2005, Q1 has 90 days, Q2 has 91 days, Q3 and Q4 have 92 days.

Note: Income before net interest and taxes (EBIT) is not a Generally Accepted Accounting Principle (GAAP) disclosure and should not be considered in isolation. In addition to net income, EBIT will be reported over the next several quarters to help the reader in assessing the results from business operations relative to prior periods given the increased debt on our balance sheet - and the accompanying higher interest expense - as a result of a $600 million share repurchase in April 2005.